Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File Nos.: 811-01911 and 002-34215

SCHRODER CAPITAL FUNDS (DELAWARE)

Supplement dated September 25, 2015

to the Prospectus, dated March 1, 2015, as supplemented

As of September 28, 2015, shares of Schroder U.S. Opportunities Fund (the “Fund”) are being offered under an updated stand-alone prospectus, dated September 28, 2014.  Shares of the Fund are no longer being offered under the combined prospectus, dated March 1, 2015, as supplemented, which offers shares of multiple Schroder Mutual Funds.  Please visit http://www.schroderfunds.com or contact the Fund’s transfer agent, Boston Financial Data Services, Inc., at 800-464-3108 for the Fund’s September 28, 2015 stand-alone prospectus.

PRO-SUP-09-2015